JNL Series Trust 485BPOS

Ex. 99.29

JACKSON FINANCIAL INC.

Restricted Securities/Affiliates List

Effective April 1, 20231

Restricted Securities

COMPANY
Jackson Financial Inc.
Jackson National Life Global Funding
Prudential plc
PPM Funds

Minority Interest Holders

Company	Country of Organization	Control/Ownership
Prudential plc	United Kingdom and Wales	9.2% Minority Interest held in Jackson Financial Inc. [2]
The Vanguard Group	United States (Pennsylvania)	10.2% Minority Interest held in Jackson Financial Inc.[3]
FMR LLC	United States (Delaware)	6.815% Minority Interest held in Jackson Financial Inc.[4]
Abigail P. Johnson	United States	6.815% Minority Interest held in Jackson Financial Inc. [4]
Fidelity Management & Research Company LLC IA	United States (CT, IL, MA, NH, RI)	5% or more Minority Interest held in Jackson Financial Inc. [4]
Fidelity Management Trust Company BK	United States (Massachusetts)	5% or more Minority Interest held in Jackson Financial Inc. [4]
Strategic Advisers LLC IA	United States[5]	5% or more Minority Interest held in Jackson Financial Inc. [4]
BlackRock, Inc.	United States (Delaware)	7.7% Minority Interest held in Jackson Financial Inc[6]
BlackRock Life Limited	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]
Aperio Group, LLC	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Advisors, LLC	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock (Netherlands) B.V.	Netherlands	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Institutional Trust Company, National Association	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Ireland Limited	Ireland	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Financial Management, Inc.	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Japan Co., Ltd.	Japan	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Schweiz AG	Switzerland	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management, LLC	Delaware	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (UK) Limited	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Asset Management Canada Limited	Canada	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock (Luxembourg) S.A.	Luxembourg	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Investment Management (Australia) Limited	Australia	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Advisors	California	5% or more Minority Interest held in Jackson Financial Inc. [6]
BlackRock Fund Managers Ltd	United Kingdom	5% or more Minority Interest held in Jackson Financial Inc. [6]

[1]	Information as of April 1, 2023, except where otherwise indicated.

1. As a reminder, the restricted securities section is intended to be used by Sub-Advisers of JNL Funds registered under the ’40 Act.  JNAM Compliance is removing Apollo and Athene from a Section 17 perspective, due to their ownership percentages.  All other Jackson entities should perform their own analysis and determine issues of affiliation.

2. Percentage held as of February 21, 2023, SC 13G filed by Prudential plc on EDGAR, subject to change.

3. Percentage held as of February 9, 2023, SC 13G filed by The Vanguard Group on EDGAR, subject to change.

4. Percentage held as of February 9, 2023, SC 13G filed by FMR LLC on EDGAR, subject to change.

5. Please see https://adviserinfo.sec.gov/firm/summary/104555 for list of individual US States.

6. Percentage held as of February 24, 2023, SC 13G filed by BlackRock, Inc. on EDGAR, subject to change.

- 1
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

Affiliates

Company	State / Country of Organization	Control/Ownership Publicly Traded indicated in red Broker/Dealer indicated in green
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson Charitable Foundation, Inc.	Michigan	100% Jackson National Life Insurance Company
Jackson Finance LLC	Michigan	100% Jackson Financial Inc.
Jackson Holdings LLC	Delaware	100% Jackson Financial Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	Broker/Dealer / Identifiers: CRD#: 40178; SEC#: 8-48984 100% Jackson National Life Insurance Company
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson National Life Insurance Company	Michigan	100% Brooke Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.
PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	15.18% PPM America, Inc.
PPM America Capital Partners VIII, LLC	Delaware	52.125% PPM America, Inc.
PPM Pomona Capital Partners, LLC	Delaware	45% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Funds	Massachusetts	Publicly Traded / Company Number: 1298727 89.58% Jackson National Life Insurance Company; 10.28% PPM America, Inc.
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company 2, LLC	Delaware	Management and Originator Series: 100% PPM America, Inc. Any Retention Series: 100% Jackson National Life Insurance Company
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

- 2
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

PPM’s Investment Products and related Entities where ultimate JFI ownership is greater than 5%[7]	State / Country of Organization
AA GP Solutions Fund, L.P.	Delaware
AA MMF 1 Holdco L.P.	Delaware
AA Pencil Holdings LP	Delaware
AA WH Holdco, L.P.	Delaware
AG Essential Housing Fund II, L.P.	Delaware
AIOF II VANIR AIV (MF), L.P.	Delaware
Apollo Core Infrastructure Feeder Fund, L.P.	Delaware
Apollo Hybrid Value Fund II, L.P.	Delaware
Apollo Impact Mission Fund, L.P.	Delaware
Apollo Infrastructure Opportunities Fund II, L.P.	Delaware
Apollo Royalties Fund I, L.P.	Delaware
ADP Finance Partners, L.P.	Delaware
B2B Solutions, LLC	Delaware
Calera XXII, LLC	Delaware
Calera XXIII, LLC	Delaware
Centre Capital Non-Qualified Investors IV L.P.	Delaware
Centre Capital Non-Qualified Investors IV AIV-RA, LP	Delaware
Centre Capital Non-Qualified Investors V AIV-ELS LP	Delaware
Centre Capital Non-Qualified Investors V LP	Delaware
CEP IV-A CWV AIV Limited Partnership	Delaware
CEP IV-A Davenport AIV LP	Ontario
CEP IV-A NMR AIV Limited Partnership	Ontario
Clairvest Equity Partners IV-A Limited Partnership	Ontario
Core Senior Lending Fund II Feeder, LP	Delaware
CSHC Co-Invest Unblocked, LLC	Delaware
DCA Hudson Co-Investor, LP	Delaware
Emerald Holdings Partnership, LP	Delaware
Fashionphile Group, LLC	Delaware
Foreland A-1, LLC	Texas

- 3
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

Freedom Parent LP	Delaware
GCI Holding Corporation	Delaware
Island NYC Recovery Fund I, L.P.	Delaware
Hydraulic Authority I Limited	England
JFL-IPR Co-Invest Partners, L.P.	Delaware
KKR Proof Co-Invest Direct L.P.	Delaware
MDP SM Holdings, LLC	Delaware
Motive Capital Fund II-A, L.P.	Delaware
Metalmark NNE Holdings, LLC	Delaware
NewSpring Deposco Investor LLC	Pennsylvania
NewSpring Fashionphile Holdings LLC	Pennsylvania
NNN AGP Opportunities Fund, L.P.	Delaware
NNN AGP Opportunities Fund II, L.P.	Delaware
NNN AGP Opportunities Fund III, L.P.	Delaware
NOVA Infrastructure Fund I L.P.	Delaware
NOVA Infrastructure Holdings L.P.	Delaware
NSG V Unblocked AIV L.P.	Delaware
Old Hickory Fund I, LLC	Delaware
PPM America Private Equity Fund III LP	Delaware
PPM America Private Equity Fund IV LP	Delaware
PPM America Private Equity Fund V LP	Delaware
PPM America Private Equity Fund VI LP	Delaware
PPM America Private Equity Fund VII LP	Delaware
PPM America Private Equity Fund VIII-A LP	Delaware
PPM CLO 2018-1 Ltd.	Cayman Islands
PPM CLO 2018-1, LLC	Delaware
PPM CLO 2 Ltd.	Cayman
PPM CLO 2, LLC	Delaware
PPM CLO 3 Ltd.	Cayman Islands
PPM CLO 3, LLC	Delaware

- 4
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

PPM CLO 4 Ltd.	Cayman Islands
PPM CLO 4, LLC	Delaware
PPM CLO 5 Ltd.	Cayman Islands
PPM CLO 5, LLC	Delaware
PPM CLO 6 Ltd.	Cayman
PPM CLO 6, LLC	Delaware
Pretium Olympus JV, L.P.	Delaware
RCP Fund II Co-Invest – Beacon 2, LP	Delaware
RCP Fund II Co-Invest-CEI 2, L.P.	Delaware
SEP V HL Holdings II, LP	Delaware
SFR Delos Partners, L.P.	Delaware
THMI, Inc.	Delaware
Wolfcamp Co-Investors, LP	Delaware
Wynnefield Private Equity Partners I, LP	Delaware
AA Tundra Investor, L.P.	Delaware
AEP Fund VI Pace Holdings, L.P.	Delaware
AIOF II Njord Debt Aggregator, L.P.	Delaware
American Packing & Gasket Holdings, LLC	Delaware
Apollo USREF III Royce Holdings LP	Delaware
Arsenal Capital Partners QP II B LP	Delaware
ASG Co-Investment Vehicle, LP	Delaware
Calera XXI, LLC	Delaware
Calera XIX LLC	Delaware
Calera XXIV, LLC	Delaware
Carlyle Infrastructure Credit Fund Note Issuer, L.P	Delaware
Centre Capital Non-Qualified Investors IV AIV ELS, L.P.	Delaware
CEP V-A CS AIV Limited Partnership	Delaware
CEP V-A DMS AIV LP	Delaware
CEP V-A DR AIV Limited Partnership	Delaware
CEP V-A Mass AIV Limited Partnership	Delaware
CEP V-A WBLI AIV LP	Delaware

- 5
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

CEP VI-A AEP AIV Limited Partnership	Delaware
Chartwell Investments II, LP	Delaware
CIABB Holdings, LLC	Delaware
CIVC Partners Fund III, LP	Delaware
CIVH Holdings, LLC	Delaware
CIVH Holdings II LLC	Delaware
Clairvest Equity Partners VI-A	Canada
CPS Performance Materials Holdings	Delaware
Eclipse Co-Investor, LP	Delaware
Family Bakery Holdings, LLC	Delaware
FFP Group Holdings, LP	Delaware
FH Sunrise Co-Investment I, LP	Delaware
G2G Holdco, LLC	Delaware
GFF Holdco LP	Delaware
INTO Pooling Entity, LP	Delaware
JFI-API Co-Invest Partners, LP	Delaware
Kleinfelder Holdings, LLC	Delaware
LBR Co-Invest DebtCo, LP	Delaware
LBR Co-Invest EquityCo, LP	Delaware
LCLA Brazil Holdings, LP	Ontario
LCLA Daylight, LP	Delaware
Leeds Astra Investors, LLC	Delaware
LJ Broder Co-Invest LLC	Delaware
LION Co-Invest LP	Delaware
LM LSQ Investors LLC	Delaware
LM Matthews Holdings III LLC	Delaware
LM Matthews Holdings III-A LLC	Delaware
LM Tortoise Investment Holdings IV LLC	Delaware
Lovell Minnick Equity Partners III, L.P.	Delaware
Mallard Co-Investors, LP	Delaware
NSG V Unblocked AIV LP	Delaware

- 6
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary

Project River Acquisition, LP	Delaware
RCP Monte Nido Co-Investment Fund, L.P.	Delaware
Roxo Co-Investors, LP	Delaware
Sabrosura Super Holdings LLC	Delaware
Seidler Equity Partners IV, L.P.	Delaware
Seidler Equity Partners VII LP	Delaware
SEP V HL Holdings, LP	Delaware
SEP VI Achem Holdings LP	Delaware
Simplify Compliance Holdings LLC	Delaware
SPC Investments Co. LP	Delaware
Star2Star Holdings, LLC	Delaware
Triple Point Holdings Partnership, L.P.	Delaware
TSC Co-Invest, LP	Delaware
TSG6 Goat Co-Investors, LP	Delaware
VetCor Co-Invest, LP	Delaware
Vortus – Foreland II Co-Investment, LP	Delaware
VS Professional Training Holdco, LP	Delaware
Woodland Graham Holdings, LLC	Delaware
YT Brigham Co Investments Partners LP	Delaware

7 Based on most recently available information.

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
JNL Investors Series Trust
JNL Series Trust
PPM Funds

- 7
As of April 1, 2023 updated by: Jackson Legal, Office of the Corporate Secretary